================================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1933



                                  July 31, 2003
         --------------------------------------------------------------
                Date of Report (date of earliest event reported)


                              APPLIED IMAGING CORP.
         --------------------------------------------------------------
             (Exact name of Registrant as specified in its charter)



       Delaware                     0-21371                    77-0120490
      -------------------------------------------------------------------
      (State or other       (Commission File Number)      (I.R.S. Employer
      jurisdiction of                                      Identification
      incorporation or                                         Number)
      organization)
                               2380 Walsh Avenue,

                                   Building B,
                             Santa Clara, California
         --------------------------------------------------------------
                    (Address of principal executive offices)

                                 (408) 562-0250
         --------------------------------------------------------------
              (Registrant's telephone number, including area code)


                                       N/A
          (Former name or former address, if changed since last report)

================================================================================

ITEM 5.  OTHER EVENTS

     On July 31, 2003, Applied Imaging Corp. issued a press release announcing its earnings for the second quarter of fiscal 2003. A copy of the press release is attached hereto as Exhibit 99.1.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits. The following exhibits are filed with this report.

Exhibit Number                                Description
--------------                       -------------------------------------
     99.1                            Press Release dated July 31, 2003

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       APPLIED IMAGING CORP.


                                       By:  /s/ Carl Hull
                                            Carl Hull
                                            President & Chief Executive Officer
Dated: July 31, 2003